Exhibit 99.44

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-C

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 2/15/2005


Blended Coupon 6.9341%


Excess Protection Level
3 Month Average   4.32%
December, 2000   0.25%
November, 2000   6.44%
October, 2000   6.27%


Cash Yield19.79%


Investor Charge Offs10.15%


Base Rate 9.40%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$1,500,000,000.00


Seller Participation Amount$5,990,287,874.98